THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN TERMS IN THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH AN ASTERISK [*] AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

              VARIABLE ANNUITY GUARANTEED DEATH BENEFIT REINSURANCE

                             Effective JULY 1, 1995

                                     between

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                                  (BOSTON, MA)

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                CIGNA REINSURANCE
                            (Hartford, Connecticut)

                  REINSURANCE AGREEMENT, Effective JULY 1, 1995

                                     between

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                                  (BOSTON, MA)

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                CIGNA REINSURANCE
                             (Hartford, Connecticut)

                                      INDEX

                                       ARTICLE   PAGE
                                       -------   ----
Access to Records                           XI      8
Amounts at Risk                             II      2
Arbitration                                XVI     11
Automatic Excess Reinsurance               III      3
Claims                                     VII      6
Currency                                  XIII      9
DAC Tax Regulation Election               XVII     12
Delays, Errors, or Omissions               XII      9
Effective Date; Term and Termination     XVIII     13
Extra Contractual Obligations             VIII      7
Hold Harmless                              XIV      9
Insolvency                                  XV     10
Liability of Connecticut General            IV      3
Litigation                                  IX      8
Notices                                    XIX     16
Offset                                       X      8
Parties to the Agreement                     I      1
Premium Accounting                          VI      6
Reinsurance Premiums                         V      4

                                    SCHEDULES

A    Maximum Limits of Reinsurance in Connecticut General

B    Policy Forms and Funds Subject to this Reinsurance Agreement

C    Limits and Rules of NASL

D    Reinsurance Premium Rates

E    Reporting Format Description

                              REINSURANCE AGREEMENT
                         (hereinafter called Agreement)

                                     between

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                            (hereinafter called NASL)

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
             (hereinafter called Connecticut General or Reinsurer)

It is agreed by the two companies as follows:

                       ARTICLE I PARTIES TO THE AGREEMENT

This Agreement shall be binding upon and shall inure solely to the benefit of NASL and Connecticut General. This Agreement shall not and is not intended to create any right or interest in any third party and shall not and is not intended to create any legal relationship between either party and any third party, including, without limitation, annuitants, insureds, certificate holders, employees, dependents, beneficiaries, policy owners, applicants or assignees under any policy or contract issued by NASL.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

                           ARTICLE II AMOUNTS AT RISK

                        ALL FORMS BEGINNING WITH VENTURE

A. The reinsurance death benefit is 50% of the excess of the guaranteed minimum death benefit over the contract value. The death benefit is paid upon the death of any owner.

     If any Owner dies on or prior to their 85th birthday and the oldest Owner had an attained age of less than 81 years on the Contract Date, the Death Benefit during the first Contract Year, will be the greater of: the Contract Value, or the sum of all Payments made, less any amount deducted in connection with partial withdrawals. During any subsequent Contract Year, the Death Benefit will be the greater of: the Contract Value, or the Death Benefit on the last day of the previous Contract Year plus any Payments made and less any amounts deducted in connection with partial withdrawals, since then.

     Death Benefits payable after age 85 are not covered under this treaty.

     If any Owner dies and the oldest Owner had an attained age of 81 or greater on the Contract Date, the policy does not provide a minimum death benefit and is not covered under this treaty.

     Please refer to Schedule C for a detailed discussion of the guaranteed minimum death benefit.

B. The contract value represents the owner's invested assets in the funds in Schedule B as it appears in the records of NASL before application of any surrender charges, on any given date.

C. In determining the amount at risk, the guaranteed minimum death benefit and the contract value are calculated as the average of the values at the end of the current calendar quarter and the end of the prior calendar quarter. The amount at risk cannot fall below zero.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

                    ARTICLE III AUTOMATIC EXCESS REINSURANCE

A. On and after the Effective Date of this Agreement, subject to the limit of Reinsurer's liability set forth in Schedule A and all other terms, conditions and limitations set forth in this Agreement and the Schedules attached to and made a part hereof, NASL shall cede and the Reinsurer shall accept [*] of NASL'S guaranteed death benefit liability under the Variable Annuity Contracts, as described in Article II A.

B. This Agreement covers only NASL'S liability for claims paid under Variable Annuity Contracts written on forms and investment in funds which were reviewed by the Reinsurer prior to their issuance. Forms, as supplemented by additional materials, and funds available as of the date of this Agreement are listed on Schedule B, attached hereto and made a part hereof. If NASL intends to cede to Reinsurer liability with respect to a new form or fund, or a revised version of an approved form or fund, it must provide to the Reinsurer written notice of such intention together with a copy of the proposed form, fund or revision, and a revised Schedule B.

C. NASL shall provide written notice to Connecticut General of any changes in its published limits and rules identified on Schedule C, and Connecticut General shall have no liability pursuant to revised limits and rules unless and until Connecticut General provides written notice to NASL that such revised limits and rules are acceptable.

                   ARTICLE IV LIABILITY OF CONNECTICUT GENERAL

Connecticut General's liability for reinsurance under this Agreement shall follow that of NASL in every case, and be subject in all respects to the general stipulations, terms, clauses, conditions, waivers and modifications of the Variable Annuity Contracts.

In no event shall Connecticut General have any reinsurance liability unless the Variable Annuity Contract issued by NASL is in force and the underwriting and issuance of coverage by NASL constitutes the doing of business in a state of the United States of America in which NASL is properly licensed and authorized to do business.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

                         ARTICLE V REINSURANCE PREMIUMS

THE calendar quarterly premiums for reinsurance subject to the terms and conditions of this Agreement shall be determined by application of the rates set forth in Schedule D to the amount of reinsurance coverage provided for each annuity insured by NASL, subject to the following:

     1. The reinsurance shall be based on the owner's age at the end of each calendar quarter. If the contract has more than one owner, the reinsurance premiums shall be based on the age listed on the records of NASL. NASL shall determine the owner's age at the time it prepares the quarterly exposure data submission for the variable annuity guaranteed death benefit, as set forth in Schedule E, attached hereto.

     2. The reinsurance premiums shall be calculated separately for funds identified as variable and guaranteed in Schedule B.

     3. The Age Adjusted Aggregate Contract Value is the sum of the contract values in all of NASL'S variable annuities subject to this Agreement, minus contract values attributable to amounts in excess of the maximum purchase amounts listed in Schedule A.

     4. For funds identified as variable in Schedule B, and for attained ages less than 70, the premium over each calendar year will be at least equivalent to [*] of the Age Adjusted Aggregate Contract Values times [*] for year one (1); and [*] thereafter. For attained ages 70 and older the premium over each calendar year will be at least equivalent to [*] of the Age Adjusted Aggregate Contract Values times [*] for year one (1); and [*] thereafter.

     5. For funds identified as guaranteed in Schedule B, there will be no minimum premium regardless of attained age.

     6. For all funds identified in Schedule B, and for ages less than 70, the premium over each calendar year will not exceed [*] of the Age Adjusted Aggregate Contract Values times [*] for year one (1); and [*] thereafter. For attained ages 70 and older the premium over each calendar year will not exceed [*] of the Age Adjusted Aggregate Contract Values times [*] for year one (1); and [*] thereafter.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

     7. 50% of the Age Adjusted Aggregate Contract Values times one fourth (1/4) of the minimum premium rate will be remitted to Connecticut General in advance for the current calendar quarter, at the time of settlement for the prior calendar quarter.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

                          ARTICLE VI PREMIUM ACCOUNTING

NASL shall forward to Connecticut General within thirty (30) days of the end of the reporting period a quarterly statement as set forth in Schedule E. NASL shall also remit any premium due for the prior quarter along with an advance premium for the current quarter, in accordance with Article V. In the event of any over payment by NASL of premiums or advance premiums, Connecticut General shall remit to NASL the excess amount within thirty (30) days following receipt of the quarterly reinsurance statement.

If the amounts described in Article V cannot be determined by the dates set forth in the above paragraph, on an exact basis, such payments will be made with a generally agreed upon formula which will approximate the actual payments. Adjustments will then be made to reflect actual amounts when they become available.

                               ARTICLE VII CLAIMS

A. NASL is solely responsible for payment of its claims under the Underlying Annuity Contracts, policies, master contracts or certificates identified on Schedule B. NASL shall provide Connecticut General with proof of claim, proof of claim payment and any other claim documentation requested by Connecticut General on a quarterly basis. Payment of reinsurance shall be made by Connecticut General in one sum regardless of the method of payment by NASL and within thirty (30) days following receipt of the quarterly reinsurance statement, as set forth in Schedules E-1 and E-2.

B. NASL shall notify Connecticut General of NASL'S intention to contest, or deny a claim which may involve the reinsurance coverage under this Agreement before any notice of contest or denial is provided to the claimant. Connecticut General shall then have thirty (30) days within which to advise NASL whether it agrees that the claim should be contested or denied. If Connecticut General does not agree that the claim should be contested or denied, then it shall pay to NASL the full amount of the reinsurance on the risk reinsured, as set forth in Article II, and Connecticut General shall have no further obligation in respect to such claim. If Connecticut General agrees that the claim should be contested or denied, then Connecticut General shall pay its share of the following in accordance with its share of liability set forth in Article II:

     - Expenses incurred by NASL in investigating, contesting, or litigating or otherwise resisting the claim, excluding salaries and expenses of employees, officers and agents of NASL and ordinary overhead expenses of NASL, and costs of third party administrators acting on behalf of NASL; and

     -    Interest which is paid by NASL in respect of the claim.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

                   ARTICLE VIII EXTRA CONTRACTUAL OBLIGATIONS

A. In no event shall Connecticut General be liable for extra contractual damages (whether they constitute Compensatory damages, Statutory penalties, Exemplary or Punitive damages) which are awarded against NASL as a result of an act, omission or course of conduct by NASL in connection with policies subject to this Agreement, unless the Reinsurer shall have received notice of and concurred with the actions taken or not taken by NASL which led to its liability, in which case the Reinsurer shall pay its share of such liability. For this purpose, the Reinsurer's share shall be proportionate with its risk under the business reinsured hereunder.

B.   The following definitions shall apply:

     (1) Punitive damages and Exemplary damages are those damages awarded as a penalty, the amount of which is not governed nor fixed by statute.

     (2) Statutory penalties are those amounts which are awarded as a penalty but fixed in amount by statute.

     (3) Compensatory damages are those amounts awarded to compensate for the actual damages sustained and are not awarded as a penalty nor fixed in amount by statute.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

                              ARTICLE IX LITIGATION

A. In the event of any action brought against NASL under any Underlying Annuity Contract that is subject to the terms and conditions of this Agreement, NASL shall provide to Connecticut General a copy of such action within ten (10) business days following NASL'S direct receipt of the service process. If Connecticut General is a party to action brought against NASL, NASL shall counsel with Connecticut General on the selection and appointment of local counsel to represent NASL in such action.

B. If NASL pursues any litigation where Connecticut General is not a party or where Connecticut General is a party but does not agree to pursue litigation, NASL and Connecticut General agree that all litigation costs, excluding the salaries of employees of NASL and Connecticut General, shall be borne by NASL. However, if NASL and Connecticut General agree to jointly defend any litigation, or if Connecticut General agrees that NASL should pursue litigation, litigation costs will be borne in proportion to the net liability borne by each party.

                                ARTICLE X OFFSET

Either party shall have, and may exercise at any time and from time to time, the right to offset any balance or amounts whether on account of premiums or on account of losses or otherwise, due from one party to the other under the terms of this Agreement. However, in the event of insolvency of NASL subject to the provisions of Article XV, offset shall only be allowed in accordance with the statutes and/or regulations of the state having jurisdiction over the insolvency.

                          ARTICLE XI ACCESS TO RECORDS

NASL and Connecticut General (or its duly authorized representative) each shall have the right during normal business and at reasonable intervals, to audit at the office of the other, all records relating to this reinsurance.

Books and records shall be maintained in accordance with prudent standards of insurance company record keeping and must be retained for a period of at least seven (7) years from the date of creation. Within one hundred and fifty (150) days following the end of each calendar year, NASL and Connecticut General will provide each office with copies of their respective audited financial statements.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

                     ARTICLE XII DELAYS, ERRORS OR OMISSIONS

No accidental delay, errors or omissions on the part of NASL shall relieve Connecticut General of liability provided such delay, errors or omissions are rectified as soon as possible after discovery. However, Connecticut General shall not be liable with respect to any reinsurance which may have been inadvertently included in the premium computation but which ought not to have been included by reason of the terms and conditions of this Agreement. It is expressly understood and agreed that if failure to comply with any terms of this Agreement is hereby shown to be unintentional or the result of misunderstanding or oversight on the part of either party, both parties shall be restored to the position they would have occupied had no such error or oversight occurred, subject always to the correction of the error or oversight.

                              ARTICLE XIII CURRENCY

All retentions and limits hereunder are expressed in United States dollars and all premium and loss payments shall be made in United States currency. For the purposes of this Agreement, amounts paid or received by Connecticut General in any other currency shall be converted into United States dollars at the rates of exchange on the date such transactions are entered on the books of Connecticut General.

                            ARTICLE XIV HOLD HARMLESS

A. Connecticut General shall indemnify and hold NASL harmless from any and all liability, loss, damage, fines, punitive damages, penalties and costs, including expenses and attorney's fees, which results from any negligence or willful misconduct of Connecticut General in fulfilling its duties and obligations under this Agreement or which results from any action which exceeds its authority under this Agreement.

B. NASL shall indemnify and hold Connecticut General harmless from any and all liability, loss, damage, fines, punitive damages, penalties and costs, including expenses and attorney's fees, which results from any negligence or willful misconduct of NASL in fulfilling its duties and obligations under this Agreement or which results from any action which exceeds its authority under this Agreement.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

                              ARTICLE XV INSOLVENCY

In the event of insolvency of NASL, the reinsurance under this Agreement shall be payable directly by Connecticut General to NASL or to its liquidator, receiver, conservator or statutory successor on the basis of Connecticut General's liability to NASL without diminution because of the insolvency of NASL or because the liquidator, receiver, conservator or statutory successor of NASL has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of NASL shall give prompt written notice to Connecticut General of the pendency of a claim against NASL within a reasonable time after such claim is filed in the receivership, conservation, insolvency or liquidation proceeding and that during the pendency of such claim, Connecticut General may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to NASL or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by Connecticut General shall be chargeable, subject to the approval of the Court, against NASL as part of the expense of conservation or liquidation to the extent of a pro-rata share of the benefit which may accrue to NASL solely as a result of the defense undertaken by Connecticut General.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by NASL.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

                             ARTICLE XVI ARBITRATION

A. As a condition precedent to any right of action hereunder, any dispute between the parties with respect to the interpretation of this Agreement or any right, obligation or liability of either party, whether such dispute arises before or after termination of this Agreement, shall be submitted to arbitration upon the written request of either party. Each party shall select an arbitrator within thirty (30) days of the written request for arbitration. If either party refuses or neglects to appoint an arbitrator within thirty (30) days of the written request for arbitration, the other party may appoint the second arbitrator. The two arbitrators shall select an umpire within thirty (30) days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the selection of the umpire within thirty (30) days of the appointment of the second arbitrator, each arbitrator shall submit to the other a list of three umpire candidates, each arbitrator shall select one name from the list submitted by the other and the umpire shall be selected from the two names chosen by a lot drawing procedure to be agreed upon by the arbitrators.

B. The arbitrators and the umpire all shall be active or retired, disinterested executive officers of insurance or reinsurance companies.

C. The arbitration panel shall interpret this Agreement as an honorable engagement rather than merely as a legal obligation and shall make its decision considering the custom and practice of the applicable insurance and reinsurance business. The arbitration panel is released from judicial formalities and shall not be bound by strict rules of procedure and evidence.

D. The decision of the arbitration panel shall be final and binding on both parties. The arbitration panel may, at its discretion, award costs and expenses as it deems appropriate, including, but not limited to, attorneys' fees and interest. Judgment may be entered upon the final decision of the arbitration panel in any court of competent jurisdiction.

E. All meetings and hearings before the arbitration panel shall take place in Worcester, Massachusetts unless some other place is mutually agreed upon by the parties.

F. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expenses of the umpire and of the arbitration.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

                    ARTICLE XVII DAC TAX REGULATION ELECTION

Connecticut General and NASL hereby agree to make an election pursuant to Internal Revenue Code Regulation Section 1.848-2(g)(8). This election shall be effective for all taxable years for which the Reinsurance Agreement remains in effect.

The terms used in this article are defined by reference to Regulation Section 1.848-2 promulgated on December 28, 1992.

Connecticut General and NASL agree that the entity with net positive consideration for the reinsurance agreement for each taxable year will capitalize specified policy acquisition expenses with respect to the reinsurance agreement without regard to the general deductions limitation of Section 848(c)(1) of the Internal Revenue Code of 1986, as amended.

Connecticut General and NASL agree to exchange information pertaining to the amount of net consideration under the reinsurance agreement each year to ensure consistency. To achieve this, NASL shall provide Connecticut General with a schedule of its calculation of the net consideration for all reinsurance agreements in force between them for a taxable year by no later than April 30 of the succeeding year. Connecticut General shall advise NASL if it disagrees with the amounts provided by no later than May 31, otherwise the amounts will be presumed correct and shall be reported by both parties in their respective tax returns for such tax year. If Connecticut General contests NASL'S calculation of the net consideration, the Parties agree to act in good faith to resolve any differences within thirty (30) days of the date Connecticut General submits its alternative calculation and report the amounts agreed upon in their respective tax returns for such tax year.

Connecticut General represents and warrants that it is subject to U.S. taxation under either Subchapter L or Subpart F of Part III of Subchapter N of the Internal Revenue Code of 1986, as amended.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

               ARTICLE XVIII EFFECTIVE DATE; TERM AND TERMINATION

A. The effective date of this Agreement is JULY 1, 1995. This Agreement remains effective for all annuity contracts subject to this Agreement written by NASL through JUNE 30, 1998, unless terminated pursuant to the paragraphs listed below:

B. Either Connecticut General or NASL shall have the option of terminating this agreement with one hundred and eighty (180) days written notice to the other party for new business anytime on or after June 30, 1998.

C. Once each calendar year, NASL shall have the option to recapture existing contracts beginning with the [*] anniversary of their reinsurance hereunder. If NASL elects to recapture, [*] of the contracts can be recaptured in the first year eligible, [*] of the remaining contracts can be recaptured in the second year, and the balance of the contracts can be recaptured in the third year. Recapture must be made on an issue year basis beginning with the earliest issue year. Recapture cannot occur on contracts with later issue years until all contracts with earlier issue dates have been recaptured.

D. Upon delivery of sixty (60) days written notice to NASL, Connecticut General shall have the option of terminating this Agreement for new business within sixty (60) days of the happening of any of the following events:

     (1)  NASL'S A. M. Best rating is reduced to a "C" or lower.

     (2) NASL'S parent company is placed upon a "watch list" by its domiciliary state's insurance regulators;

     (3) An order appointing a receiver, conservator or trustee for management of NASL is entered or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of NASL;

     (4) NASL is merged, purchased or there is any other material change (in whole or in part in the ownership of NASL other than is currently contemplated by the following agreement: An agreement and plan of reorganization dated September 5, 1995 among North American Life Assurance Company, NASL, Wood Logan Associates, Inc., H. Douglas Wood,
          A. Scott Logan and NAWL Holding Co., Inc., and an Amalgamation Agreement dated September 15, 1995 between The Manufacturers Life Insurance Company and North American Life Assurance Company;

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

     (5) The Securities and Exchange Commission revokes the licenses of NASL to conduct business.

     (6)  Failure by NASL to pay premium in accordance with Article V and
          Article VI. If, during the sixty (60) days notice period, the Reinsurer receives all premiums in arrears and all premiums which may become due within the sixty (60) days notice period, the notice of termination shall be deemed withdrawn. In the event of termination under this paragraph, this Agreement may be reinstated upon the written consent of the Reinsurer if, at any time within sixty (60) days of termination, NASL pays and the Reinsurer receives all premiums due with interest thereon and payable up to the date of reinstatement. (Please refer to paragraph J below for the interest calculation description)

E. Upon delivery of sixty (60) days written notice to Connecticut General, NASL shall have the option of terminating this Agreement for new business within sixty (60) days of the happening of any of the following events:

     (1)  Connecticut General's A. M. Best rating is reduced to a "C" or lower;

     (2) Connecticut General is placed upon a "watch list" by its domiciliary state's insurance regulators;

     (3) An order appointing a receiver, conservator or trustee for management of Connecticut General is entered or a proceeding is commenced for rehabilitation, liquidation, supervision or conservation of Connecticut General;

     (4) Connecticut General is merged, purchased or there is any other material change (in whole or in part) in the ownership of Connecticut General;

     (5) Failure by Connecticut General to pay reinsurance death benefits in accordance with Article II. If, during the sixty (60) days notice period, NASL receives all reinsurance death benefits in arrears, the notice of termination shall be deemed withdrawn. In the event of termination under this paragraph, this Agreement may be reinstated upon the written consent of NASL if, at any time within sixty (60) days of termination, the Reinsurer pays and NASL receives all reinsurance death benefits due with interest thereon and payable up to the date of reinstatement. (Please refer to paragraph J below for the interest calculation description)

F. If this Agreement is terminated for new and existing business, Connecticut General shall be relieved of all liability to NASL for claims incurred following the termination date of this Agreement under such Underlying Annuity Contracts issued by NASL, and

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

G. If this Agreement is terminated for new business only, Connecticut General will remain liable, after termination, in accordance with the terms and conditions of this Agreement, with respect to all reinsurance effective prior to termination of the Agreement.

H. Both parties shall continue to be entitled to all offset credits provided by Article X up to the effective date of termination.

I. NASL shall not have the right to assign or transfer any portion of the rights, duties and obligations of NASL under the terms and conditions of this Agreement without the written approval of Connecticut General.

J. In the event of reinstatement as described in paragraph D and E above, there will be an interest charge at the [*], plus [*] determined on the first business day following the end of the 60 day notice period. The settlement is considered overdue at the end of the 60 day notice period and interest shall commence from the overdue date.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

                               ARTICLE XIX NOTICES

All notices required to be given hereunder shall be in writing and shall be deemed delivered if personally delivered, sent via facsimile, or dispatched by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties as follows:

                   RICHARD C. HIRTLE
                   VICE PRESIDENT, TREASURER AND CHIEF FINANCIAL OFFICER NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                   P.O. BOX 9230
                   BOSTON, MA 02205-9230
                   PHONE NO. (617) 266-6008 (X253) FAX NO. (617) 437-6849

                   TIMOTHY J. RUARK, FSA
                   ASSISTANT VICE PRESIDENT AND ACTUARY
                   CIGNA REINSURANCE, R26
                   900 COTTAGE GROVE ROAD
                   HARTFORD, CT 06152-4026
                   PHONE NO. (860) 726-4053        FAX NO. (860) 726-3153

Notice shall be deemed given on the date it is deposited in the mail or sent via facsimile in accordance with the foregoing. Any party may change the address to which to send notices by notifying the other party of such change of address in writing in accordance with the foregoing.

This Agreement constitutes the entire contract between the parties and shall be deemed to have been made under and governed by the laws of the State of Connecticut. Any amendment or modification hereto shall be in writing, endorsed upon or attached hereto and signed by both NASL and Connecticut General.

In witness whereof, the parties hereto have caused this Agreement to be signed in duplicate on the dates indicated to be effective as of the date specified above.

                                        NORTH AMERICAN SECURITY LIFE INSURANCE
                                        COMPANY


Date: Dec 29, 1995                      By: /s/ illegible
                                            ------------------------------------


Date: Dec 29, 1995                      By: /s/ John G. Vrysen
                                            ------------------------------------


                                        CONNECTICUT GENERAL LIFE INSURANCE
                                        COMPANY


Date: Dec 28, 1995                      By: /s/ illegible
                                            ------------------------------------

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995

                                   SCHEDULE A

              Maximum Limits of Reinsurance in Connecticut General


The maximum purchase amount issued on the life of each insured:

                                   $3,500,000

The maximum purchase amount is the sum of all premium contributions less withdrawals in the contract. For purchase amounts in excess of the maximum, Connecticut General's death benefit liability will be reduced by the ratio of purchase amounts in excess of the maximum to the total purchase amounts.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995


                                   SCHEDULE A

                                   SCHEDULE B

            Contracts and Funds Subject to this Reinsurance Agreement

Form
Number*                           Policy Description               Date
-------                      -----------------------------   ---------------
All contracts with form      Flexible Purchase Payment       August 15, 1994
numbers:                     Individual Deferred Fixed and
VENTURE.001                  Variable Annuity Contract
VENTURE.001.94               Non Participating
VENTURE.005
All certificates with form
number:
VENTURE.003

*    Includes all state variations

Fund Date                              Fund Description
---------                    -----------------------------------
VARIABLE FUNDS:
January 9, 1995              International Growth & Income Trust
February 19, 1993            Value Equity Trust
May 1, 1989                  U.S. Government Securities Trust
February 19, 1993            Strategic Bond Trust
April 23, 1991               Growth & Income Trust
June 18, 1985                Investment Quality Bond Trust
June 18, 1985                Money Market Trust
June 18, 1985                Equity Trust
August 3, 1989               Conservative Asset Allocation Trust
August 3, 1989               Moderate Asset Allocation Trust
August 3, 1989               Aggressive Asset Allocation Trust
December 11, 1992            Pasadena Growth Trust
March 18, 1988               Global Equity Trust
March 18, 1988               Global Government Bond Trust
March 1, 1996                International Small Cap Trust
March 1, 1996                Small\Mid Cap Trust

FIXED FUNDS:
August 8, 1989               One Year
August 8, 1989               Three Year
August 8, 1989               Five Year
August 15, 1994              Seven Year

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995


                                   SCHEDULE B

                                   SCHEDULE C

                            Limits and Rules of NASL

1) NASL will determine the Guaranteed Minimum Death Benefit for each deceased within seven (7) working days of due proof of death.

2) The maximum purchase payment allowed without company approval is $1,000,000.

3)   The minimum purchase payment is $300.

                              MINIMUM DEATH BENEFIT
                        ALL CONTRACTS WITH FORM NUMBERS:
                      VENTURE.001, VENTURE.001.94, VENTURE

DEATH BENEFIT BEFORE MATURITY DATE

A Death Benefit will be determined as of the date on which written notice and proof of death and all required claim forms are received at the Company's Annuity Service Office as follows:

1) If any Owner dies on or prior to their 85th birthday and the oldest Owner had an attained age of less than 81 years on the Contract Date, the Death Benefit will be determined as follows:

     a) During the first Contract Year, the Death Benefit will be the greater of:

          (i)  the Contract Value, or

          (ii) the sum of all Payments made, less any amount deducted in connection with partial withdrawals.

     b) During any subsequent Contract Year, the Death Benefit will be the greater of:

          (i)  the Contract Value, or

          (ii) the Death Benefit on the last day of the previous Contract Year plus any Payments made and less any amounts deducted in connection with partial withdrawals, since then.

2) If any Owner dies after their 85th birthday and the oldest Owner had an attained age of less than 81 years on the Contract Date, the Death Benefit will be determined as the greater of:

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995


                                  SCHEDULE C-l

                                   SCHEDULE C
                                  (continued)

     a)   the Contract Value, or

     b)   the excess of (i) over (ii) where:

          (i)  equals the sum of all Payments.

          (ii) equals the sum of any amounts deducted in connection with partial withdrawals.

3) If any Owner dies and the oldest Owner had an attained age of 81 or greater on the Contract Date, the Death Benefit will be the Contract Value less any applicable Withdrawal Charges at the time of payment of benefits.

If there is any Debt, the Death Benefit equals the amount described above less the Debt under the Contract.

                              MINIMUM DEATH BENEFIT
                  ALL CERTIFICATES WITH FROM NUMBER VENTURE.003

DEATH BENEFIT BEFORE MATURITY DATE

A Death Benefit will be determined as of the date on which written notice and proof of death and all required claim forms are received at the Company's Annuity Service Office as follows:

1) If any Owner dies on or prior to their 85th birthday and the oldest Owner had an attained age of less than 81 years on the Certificate Date, the Death Benefit will be determined as follows:

     (a) During the first Certificate Year, the Death Benefit will be the greater of:

          (i)  the Contract Value, or

          (ii) the sum of all Payments less any amount deducted in connection with partial withdrawals made by or on behalf of the Owner.

     (b) During any subsequent certificate Year, the Death Benefit will be the greater of:

          (i)  the Contract Value, or

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995


                                  SCHEDULE C-2

                                   SCHEDULE C
                                   (continued)

          (ii) the Death Benefit on the last day of the previous Certificate Year plus any Payments and less any amount deducted in connection with partial withdrawals, since then, made by or on behalf of the Owner.

2) If any Owner dies after their 85th birthday and the oldest Owner had an attained age of less than 81 years on the Certificate Date, the Death Benefit will be determined as the greater of:

     (a)  the Contract Value, or

     (b)  the excess of (i) over (ii) where:

          (i)  equals the sum of all payments made by or on behalf of the Owner.

          (ii) equals the sum of any amounts deducted in connection with partial withdrawals made by or on behalf of the Owner.

3) If any Owner dies and the oldest Owner had an attained age of 81 or greater on the Certificate Date, the Death Benefit will be the Contract Value less any applicable Withdrawal Charges at the time of payment of the benefits.

If there is any Debt, the Death Benefit equals the amount described above less the Debt under this Certificate.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995


                                  SCHEDULE C-3

                                   SCHEDULE D

                       Quarterly Reinsurance Premium Rates

                                 Exposure Based
                               Per $1,000 Exposed

 Ages   Unisex
-----   ------
<35       [*]
35-39     [*]
40-44     [*]
45-49     [*]
50-54     [*]
55-59     [*]
60-64     [*]
65-69     [*]
70-74     [*]
75-79     [*]
80-84     [*]

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995


                                   SCHEDULE D

                                   SCHEDULE E

                           Quarterly Reporting Format

1. Following the end of each calendar quarter, the Quarterly Detail Page, Fund/Exposure-Based exhibit (attached) must be prepared for each Qualified plan and Non-Qualified plan separately.

2. The tabulation should be on an Adjusted Basis, which requires omission of excess contract values due to an issue amount in excess of $3.5 million.

3. The tabulation is on a seriatim basis, with each contract contributing toward the totals for both exposure and aggregate contract value.

4. An exhibit demonstrating the aggregate allocation of contract values by fund shall be provided each calendar quarter.

5. At year end reporting, a tabulation of exposures by age based on a percentage decrease in account value by fund type as specified by the NAIC must be submitted for reserve purposes.

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23                                             DECEMBER 20, 1995


                                   SCHEDULE E

                                 AMENDMENT No. 1

     to the Variable Annuity Guaranteed Death Benefit Reinsurance Agreement
                             Effective July 1, 1995

                                     between

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

It is agreed by the two companies that the attached Schedule B will be substituted for the corresponding schedule attached to this Agreement.

This amendment will be effective March 1, 1996.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.

                                        NORTH AMERICAN SECURITY LIFE INSURANCE
                                        COMPANY


                                        By /s/ Hugh McHaffie
                                           -------------------------------------
                                        Date July 31, 1996


                                        CONNECTICUT GENERAL LIFE INSURANCE
                                        COMPANY


                                        By /s/ illegible
                                           -------------------------------------
                                        Date July 26, 1996

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23 OF                                            AMENDMENT NO. 1
JULY 1, 1995                                             EFFECTIVE MARCH 1, 1996

                                   SCHEDULE B

            Contracts and Funds Subject to this Reinsurance Agreement

Form  Numbers*                    Policy Description               Date
--------------               -----------------------------   ---------------
All contracts with Form      Flexible Purchase Payment       August 15, 1987
Numbers:                     Individual Deferred Fixed and
VENTURE.001                  Variable Annuity Contract
VENTURE.001.94               Non-Participating
VENTURE.005
All certificates with Form
Number:
VENTURE.003

*    Includes All State Variations

Fund Date                      Fund Description
---------           -----------------------------------
VARIABLE FUNDS:
January 9, 1995     International Growth & Income Trust
February 19, 1993   Value Equity Trust
May 1, 1989         U.S. Government Securities Trust
February 19, 1993   Strategic Bond Trust
April 23, 1991      Growth & Income Trust
June 18, 1985       Investment Quality Bond Trust
June 18, 1985       Money Market Trust
June 18, 1985       Equity Trust
August 3, 1989      Conservative Asset Allocation Trust
August 3, 1989      Moderate Asset Allocation Trust
August 3, 1989      Aggressive Asset Allocation Trust
December 11, 1992   Pasadena Growth Trust
March 18, 1988      Global Equity Trust
March 18, 1988      Global Government Bond Trust
March 4, 1996       International Small Cap Trust
March 4, 1996       Small/Mid Cap Trust
July 15, 1996       Growth Trust

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23 OF                                            AMENDMENT NO. 1
JULY 1, 1995                                             EFFECTIVE MARCH 1, 1996


                               SCHEDULE B, Page 1

                                 AMENDMENT No. 2

     to the Variable Annuity Guaranteed Death Benefit Reinsurance Agreement
                             Effective July 1, 1995

                                     between

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

It is agreed by the two companies that the attached SCHEDULE B will be substituted for the corresponding schedule attached to this Agreement.

This amendment will be effective January 1, 1997.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.

                                        NORTH AMERICAN SECURITY LIFE INSURANCE
                                        COMPANY


                                        By /s/ Hugh McHaffie
                                           -------------------------------------
                                        Date January 28, 1997


                                        CONNECTICUT GENERAL LIFE INSURANCE
                                        COMPANY


                                        By /s/ Karen A. Betancourt
                                           -------------------------------------
                                        Date January 22, 1997

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23 TREATY EFF. JULY 1, 1995            PREPARED JANUARY 21, 1997
AMENDMENT NO. 2 EFF. JANUARY 1, 1997

                                   SCHEDULE B

            Contracts and Funds Subject to this Reinsurance Agreement

Form Number*       Date
------------   -------------
VENTURE        April 5, 1987

All contracts with Form Numbers VENTURE.001, VENTURE.001.94, and VENTURE.005 All certificates with Form Number VENTURE.003

                               Policy Description

Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract Non-Participating.

*    Includes All State Variations

Fund Date                                            Fund Description
------------                              -----------------------------------
FIXED FUNDS:
   May 1, 1995                            One Year
VARIABLE FUNDS:
J. P. Morgan Investment Management Inc.
   January 9, 1995                        International Growth & Income Trust
Salomon Brothers Asset Management Inc.
   May 1, 1988                            U.S. Government Securities Trust
   February 19, 1993                      Strategic Bond Trust
Wellington Management Company
   April 23, 1991                         Growth & Income Trust
   June 18, 1985                          Investment Quality Bond Trust
   June 18, 1985                          Money Market Trust
Fidelity Management Trust Company
   June 18, 1985                          Equity Trust
   August 3, 1989                         Conservative Asset Allocation Trust
   August 3, 1989                         Moderate Asset Allocation Trust
   August 3, 1989                         Aggressive Asset Allocation Trust

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23 TREATY EFF. JULY 1, 1995            PREPARED JANUARY 21, 1997
AMENDMENT NO. 2 EFF. JANUARY 1, 1997


                               SCHEDULE B, Page 1

                                   SCHEDULE B

Fund Date                                           Fund Description
---------                                -------------------------------------
VARIABLE FUNDS:
Oechsle International Advisors, L. P.
   March 18, 1988                        Global Equity Trust
   March 18, 1988                        Global Government Bond Trust
Founders Asset Management, Inc.
   March 4, 1996                         International Small Cap Trust
   March 4, 1996                         Small/Mid Cap Trust
   January 1, 1997                       Worldwide Growth Trust
   January 1, 1997                       Balanced Trust
Fred Alger Management, Inc.
   July 15, 1996                         Growth Trust
Manufacturers Adviser Corporation
   October 4, 1994                       Pacific Rim Emerging Markets Trust
   October 4, 1994                       Quantitative Equity Trust
   April 30, 1987                        Real Estate Securities Trust
   June 26, 1984                         Capital Growth Bond Trust
   January 1, 1997                       Lifestyle Conservative 280 Trust
   January 1, 1997                       Lifestyle Moderate 460 Trust
   January 1, 1997                       Lifestyle Balanced 640 Trust
   January 1, 1997                       Lifestyle Growth 820 Trust
   January 1, 1997                       Lifestyle Aggressive 1000 Trust
T. Rowe Price Associates, Inc.           Blue Chip Growth Trust
   December 11, 1992                     Science & Technology Trust
   January 1, 1997                       Equity-Income Trust (formerly
   February 19, 1993                     Goldman Sachs Asset Management, Value
                                         Equity Trust)
Warburg, Pincus Counsellors, Inc.
   January 1, 1997                       Emerging Growth Trust
Pilgrim Baxter & Associates, Ltd.
   January 1, 1997                       Pilgrim Baxter Growth Trust
Rowe Price-Fleming International, Inc.
   January 1, 1997                       International Stock Trust

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23 TREATY EFF. JULY 1, 1995            PREPARED JANUARY 21, 1997
AMENDMENT NO. 2 EFF. JANUARY 1, 1997


                               SCHEDULE B, Page 2

                                   SCHEDULE B

FIXED FUNDS:
------------
August 8, 1989    One Year
August 8, 1989    Three Year
August 8, 1989    Five Year
August 15, 1994   Seven Year

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23 OF                                            AMENDMENT NO. 1
JULY 1, 1995                                             EFFECTIVE MARCH 1, 1996


                               SCHEDULE B, Page 2

                                   SCHEDULE B

Fund Date                         Fund Description
---------                         ----------------
VARIABLE FUNDS:
Miller Anderson & Shepperd, LLP
   January 1, 1997                Value Trust
   January 1, 1997                High Yield Trust

NORTH AMERICAN SECURITY LIFE                                   CIGNA REINSURANCE
VEN 20, 21, 22, 23 TREATY EFF. JULY 1, 1995            PREPARED JANUARY 21, 1997
AMENDMENT NO. 2 EFF. JANUARY 1, 1997


                               SCHEDULE B, PAGE 3

                                 AMENDMENT No. 3

     to the Variable Annuity Guaranteed Death Benefit Reinsurance Agreement
                             Effective July 1, 1995

                                     between

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                       and

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

It is agreed by the two companies that the following Articles will be amended and substituted for the corresponding Articles of the Agreement as attached hereto and made a part hereof.

     ARTICLE XV - INSOLVENCY
     ARTICLE XVI - ARBITRATION
     ARTICLE XIX - NOTICES

This amendment will be effective March 1, 1997.

In witness whereof, this amendment is signed in duplicate on the dates indicated at the home office of each company.

                                        NORTH AMERICAN SECURITY LIFE INSURANCE
                                        COMPANY


                                        By /s/ Hugh McHaffie
                                           -------------------------------------
                                        Date April 7, 1997


                                        CONNECTICUT GENERAL LIFE INSURANCE
                                        COMPANY


                                        By /s/ Karen Betancourt
                                           -------------------------------------
                                        Date March 29, 1997

NORTH AMERICAN SECURITY LIFE                            (CIGNA REINSURANCE LOGO)
VEN 20, 21, 22, 23 TREATY EFFECTIVE JULY 1, 1995
AMENDMENT NO. 3 - MARCH 1, 1997

                              ARTICLE XV INSOLVENCY

In the event of insolvency and the appointment of a conservator, liquidator, receiver, or statutory successor of NASL, the portion of any risk or obligation assumed by Connecticut General, as reinsurer, shall be payable to the conservator, liquidator, receiver, or statutory successor on the basis of claims allowed against the insolvent company by any court of competent jurisdiction or by any conservator, liquidator, receiver, or statutory successor of the company having authority to allow such claims, without diminution because of that insolvency or because the conservator, liquidator, receiver, or statutory successor has failed to pay all or a portion of any claims. Payments by Connecticut General as above set forth shall be made directly to NASL or to its conservator, liquidator, receiver, or statutory successor, except where the contract of insurance or reinsurance specifically provides another payee of such reinsurance in the event of the insolvency of NASL.

It is agreed, however, that the liquidator, receiver, conservator or statutory successor of NASL shall give prompt written notice to Connecticut General of the pendency of a claim against NASL within a reasonable time after such claim is filed in the receivership, conservation, insolvency or liquidation proceeding and that during the pendency of such claim, Connecticut General may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that it may deem available to NASL or its liquidator, receiver, conservator or statutory successor. The expense thus incurred by Connecticut General shall be chargeable, subject to the approval of the Court, against NASL as part of the expense of conservation or liquidation to the extent of a pro-rata share of the benefit which may accrue to NASL solely as a result of the defense undertaken by Connecticut General.

Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose defense to such claim, the expense shall be apportioned in accordance with the terms of this Agreement as though such expense had been incurred by NASL.

NORTH AMERICAN SECURITY LIFE                            (CIGNA REINSURANCE LOGO)
VEN 20, 21, 22, 23 TREATY EFFECTIVE JULY 1, 1995
AMENDMENT NO. 3 - MARCH 1, 1997

                             ARTICLE XVI ARBITRATION

A. As a condition precedent to any right of action hereunder, any dispute between the parties with respect to the interpretation of this Agreement or any right, obligation or liability of either party, whether such dispute arises before or after termination of this Agreement, shall be submitted to arbitration upon the written request of either party. Each party shall select an arbitrator within thirty (30) days of the written request for arbitration. If either party refuses or neglects to appoint an arbitrator within thirty (30) days of the written request for arbitration, the other party may appoint the second arbitrator. The two arbitrators shall select an umpire within thirty (30) days of the appointment of the second arbitrator. If the two arbitrators fail to agree on the selection of the umpire within thirty (30) days of the appointment of the second arbitrator, each arbitrator shall submit to the other a list of three umpire candidates, each arbitrator shall select one name from the list submitted by the other and the umpire shall be selected from the two names chosen by a lot drawing procedure to be agreed upon by the arbitrators.

B. The arbitrators and the umpire all shall be active or retired, disinterested executive officers of insurance or reinsurance companies.

C. The arbitration panel shall interpret this Agreement as an honorable engagement rather than merely as a legal obligation and shall make its decision considering the custom and practice of the applicable insurance and reinsurance business. The arbitration panel is released from judicial formalities and shall not be bound by strict rules of procedure and evidence.

D. The decision of the arbitration panel shall be final and binding on both parties, shall be made in writing and handed down within forth-five days of the close of arbitration hearings. The arbitration panel may, at its discretion, award costs and expenses as it deems appropriate, including, but not limited to, attorneys' fees and interest. Judgment may be entered upon the final decision of the arbitration panel in any court of competent jurisdiction.

E. All meetings and hearings before the arbitration panel shall take place in Worcester, Massachusetts unless some other place is mutually agreed upon by the parties.

F. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expenses of the umpire and of the arbitration.

NORTH AMERICAN SECURITY LIFE                            (CIGNA REINSURANCE LOGO)
VEN 20, 21, 22, 23 TREATY EFFECTIVE JULY 1, 1995
AMENDMENT NO. 3 - MARCH 1, 1997

                               ARTICLE XIX NOTICES

All notices required to be given hereunder shall be in writing and shall be deemed delivered if personally delivered, sent via facsimile, or dispatched by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties as follows:

                     RICHARD C. HIRTLE
                     VICE PRESIDENT, TREASURER AND CHIEF FINANCIAL OFFICER NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                     P.O. BOX 9230
                     BOSTON, MA 02205-9230
                     PHONE NO. (617) 266-6008 (X253) FAX NO. (617) 437-6849

                     TIMOTHY J. RUARK, FSA
                     ASSISTANT VICE PRESIDENT AND ACTUARY
                     CIGNA REINSURANCE, R26
                     900 COTTAGE GROVE ROAD
                     HARTFORD, CT 06152-4026
                     PHONE NO. (860) 726-4053 FAX NO. (860) 726-3153

Notice shall be deemed given on the date it is deposited in the mail or sent via facsimile in accordance with the foregoing. Any party may change the address to which to send notices by notifying the other party of such change of address in writing in accordance with the foregoing.

This Agreement constitutes the entire contract between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed in this Agreement. This Agreement shall be deemed to have been made under and governed by the laws of the State of Connecticut. Any amendment or modification hereto shall be in writing, endorsed upon or attached hereto and signed by both NASL and Connecticut General.

NORTH AMERICAN SECURITY LIFE                            (CIGNA REINSURANCE LOGO)
VEN 20, 21, 22, 23 TREATY EFFECTIVE JULY 1, 1995
AMENDMENT NO. 3 - MARCH 1, 1997

                                 AMENDMENT No. 4
      to the Variable Annuity Reinsurance Agreement Effective July 1, 1995

                                     between

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                       and

                 NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

It is agreed by the two companies as follows:

1. Effective January 1, 1997, the New Generation Venture Annuity with plan codes VEN 25, VEN 26 and VEN 27 will be added to Schedule B.

2. Effective October 1, 1997 North American Security Life Insurance Company has changed its name to The Manufacturers Life Insurance Company of North America (hereinafter Manufacturers Life);

3. The attached SCHEDULE B will be substituted for the corresponding schedule attached to this Agreement indicating new funds which have been added to the Agreement, with corresponding inception dates.

CONNECTICUT GENERAL LIFE                THE MANUFACTURERS LIFE INSURANCE
INSURANCE COMPANY                       COMPANY OF NORTH AMERICA


By /s/ Karen A. Betancourt              By /s/ John DesPrez III
   ----------------------------------      -------------------------------------
Date Jan 22, 98                         Date 1/26/98

THE MANUFACTURERS LIFE INSURANCE                               CIGNA REINSURANCE
COMPANY OF NORTH AMERICAN                                      PREPARED 1/21/98
VENT 20, 21, 22, 23, 25, 26, 27 TREATY EFFECTIVE 7/1/95
AMENDMENT NO. 4

                                      Connecticut General Life Insurance Company

                                   SCHEDULE B

            Contracts and Funds Subject to this Reinsurance Agreement

Form Number                                              Date
-----------                                         -------------
VENTURE                                             April 5, 1987
All contracts with Form Numbers
   VENTURE.001, VENTURE.001.94, and VENTURE.005
All certificates with Form Number
   VENTURE.003
All contracts from New Generation Venture Annuity   Jan. 1, 1997
   with plan codes VEN 25, VEN 26, VEN 27

                               Policy Description

Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract Non-Participating. Form numbers identified herein include All State Variations.

Fund Date                                           Fund Description
---------                                 -----------------------------------
FIXED FUNDS:
   May 1, 1995                            One Year
VARIABLE FUNDS:
J. P. Morgan Investment Management Inc.
   January 9, 1995                        International Growth & Income Trust
Salomon Brothers Asset Management Inc.
   May 1, 1988                            U.S. Government Securities Trust
   February 19, 1993                      Strategic Bond Trust
Wellington Management Company
   April 23, 1991                         Growth & Income Trust
   June 18, 1985                          Investment Quality Bond Trust
   June 18, 1985                          Money Market Trust
Fidelity Management Trust Company
   June 18, 1985                          Equity Trust
   August 3, 1989                         Conservative Asset Allocation Trust
   August 3, 1989                         Moderate Asset Allocation Trust
   August 3, 1989                         Aggressive Asset Allocation Trust

THE MANUFACTURERS LIFE INSURANCE                               CIGNA REINSURANCE
COMPANY OF NORTH AMERICAN                                      PREPARED  1/21/98
VENT 20, 21, 22, 23, 25, 26, 27 TREATY EFFECTIVE 7/1/95
AMENDMENT NO. 4

                                   SCHEDULE B

Fund Date                                         Fund Description
---------                               -------------------------------------
VARIABLE FUNDS:
Oechsle International Advisors, L. P.
   March 18, 1988                       Global Equity Trust
   March 18, 1988                       Global Government Bond Trust
Founders Asset Management, Inc.
   March 4, 1996                        International Small Cap Trust
   March 4, 1996                        Small/Mid Cap Trust
   January 1, 1997                      Worldwide Growth Trust
   January 1, 1997                      Balanced Trust
Fred Alger Management, Inc.
   July 15, 1996                        Growth Trust
Manufacturers Adviser Corporation
   October 4, 1994                      Pacific Rim Emerging Markets Trust
   October 4, 1994                      Quantitative Equity Trust
   April 30, 1987                       Real Estate Securities Trust
   June 26, 1984                        Capital Growth Bond Trust
   January 1, 1997                      Lifestyle Conservative 280 Trust
   January 1, 1997                      Lifestyle Moderate 460 Trust
   January 1, 1997                      Lifestyle Balanced 640 Trust
   January I, 1997                      Lifestyle Growth 820 Trust
   January 1, 1997                      Lifestyle Aggressive 1000 Trust
T. Rowe Price Associates, Inc.
   December 11, 1992                    Blue Chip Growth Trust
   January 1, 1997                      Science & Technology Trust
   February 19, 1993                    Equity-Income Trust (formerly
                                        Goldman Sachs Asset Management, Value
                                        Equity Trust)
Warburg, Pincus Counsellors, Inc.
   January 1, 1997                      Emerging Growth Trust
Pilgrim Baxter & Associates, Ltd.
   January 1, 1997                      Pilgrim Baxter Growth Trust
Rowe Price-Fleming International, Inc.
   January 1, 1997                      International Stock Trust

THE MANUFACTURERS LIFE INSURANCE                               CIGNA REINSURANCE
COMPANY OF NORTH AMERICAN                                      PREPARED 1/21/98
VENT 20, 21, 22, 23, 25, 26, 27 TREATY EFFECTIVE 7/1/95
AMENDMENT NO. 4

                                   SCHEDULE B

Fund Date                                    Fund Description
---------                         -------------------------------------
VARIABLE FUNDS:
Miller Anderson & Shepperd, LLP
   January 1, 1997                Value Trust
   January 1, 1997                High Yield Trust
Merrill Lynch
   October 13, 1997               MLAM Basic Value Focus
   October 13, 1997               MLAM Special Value Focus
   October 13, 1997               MLAM Developing Capital Markets Focus
Rosenberg
   October 1, 1997                Small Company Value

THE MANUFACTURERS LIFE INSURANCE                               CIGNA REINSURANCE
COMPANY OF NORTH AMERICAN                                      PREPARED 1/21/98
VENT 20, 21, 22, 23, 25, 26, 27 TREATY EFFECTIVE 7/1/95
AMENDMENT NO. 4

                                 AMENDMENT NO. 5
                        to the Ven 20, 21, 22, 23, 25, 26
          Variable Annuity Reinsurance Agreement Effective July 1, 1995

                                     between

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                (hereinafter referred to as Connecticut General)

                                       and

            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                        (hereinafter referred to as MNA)

It is agreed by the two companies to amend the Agreement effective May 1, 1998, as follows:

1.   To amend Article II entitled AMOUNTS AT RISK to include:

     D. For all contracts issued on and after May 1, 1998, the Guaranteed Minimum Death Benefit (GMDB) reinsured hereunder shall be extended to include:

          1. If any contract owner dies and the oldest owner had an attained age of less than 81 years on the contract date, the death benefit will be determined as follows:

               A. During the first contract year, the death benefit will be the greater of:

                    (i)  the Contract Value or

                    (ii) the sum of all purchase payments made, less any amounts for partial withdrawals.

               B. During any subsequent contract year, the death benefit will be the greater of:

                    (i)  the Contract Value or

                    (ii) the death benefit on the last day of the previous
                         contract year, plus any purchase payments made and less any amounts for partial withdrawals.

          2. If any contract owner dies on or after their 81st birthday, the death benefit will be the greater of:

               A.   the Contract Value or

               B. The death benefit on the last day of the contract year ending just prior to the owner's 81st birthday, plus any payments made, less amounts deducted for

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VEN 20, 21, 22, 23, 25, 26
TREATY EFFECTIVE JULY 1, 1995
AMENDMENT NO. 5 EFFECTIVE MAY 1, 1998
                    partial withdrawals.

          3. If any contract owner dies and the oldest owner had an attained age of 81 years or greater on the contract date, the death benefit will be the greater of:

               A.   The Contract Value or

               B.   The excess of

                    (i)  the sum of all purchase payments over

                    (ii) the sum of any amounts deducted for partial
                         withdrawals.

          Reinsurance coverage is added for issue ages 81 and above on all contracts issued on or after May 1, 1998, where the GMDB is defined as above.

          Reinsurance coverage is added at the rates specified in Schedule D-1.

     D. A Guaranteed Income Rider (GIR) reinsurance benefit shall be added to the Agreement and is the excess of the cost of providing the Income Benefit, as defined in Schedule A-1, attached hereto and made a part hereof, over [*] of the Contract Value.

     E. At issue, for all contracts issued on and after May 1, 1998, MNA will cede to Connecticut General and Connecticut General will reinsure and fully indemnify MNA for the percentage liability on the Guaranteed Minimum Death Benefit or Guaranteed Income Rider, as defined in (D) and (E) above, as follows:

          1. [*] of all new issues of the Guaranteed Income Rider where the owner selects the Guaranteed Income Rider benefit; and

          2.   [*] of all new issues of the GMDB;

     G. The Contract Value represents the owner's invested assets in the funds in Schedule B as it appears in the records of MNA before application of any surrender charges, on any given date.

3.   To amend Article V entitled REINSURANCE PREMIUMS to include:

          8. For all contracts issued on and after May 1, 1998, refer to Schedule D-1, attached hereto and made a part hereof, for a detailed description of the Reinsurance Premiums.

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VEN 20, 21, 22, 23, 25, 26
TREATY EFFECTIVE JULY 1, 1995
AMENDMENT NO. 5 EFFECTIVE MAY 1, 1998

4. For all contracts issued on and after May 1, 1998, refer to Schedule B, and Schedule B-1 attached hereto and made a part hereof, for a description of the forms and funds subject to this Reinsurance Agreement.

In witness whereof, this Amendment is signed in duplicate on the dates indicated at the home office of each company.

CONNECTICUT GENERAL LIFE                THE MANUFACTURERS LIFE INSURANCE
INSURANCE COMPANY                       COMPANY OF NORTH AMERICA


By: /s/ Karen A. Betancourt             By: /s/ Hugh McHaffie
    ---------------------------------       ------------------------------------
Date: 4-29-98                           Date: 4/28/98

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VEN 20, 21, 22, 23, 25, 26
TREATY EFFECTIVE JULY 1, 1995
AMENDMENT NO. 5 EFFECTIVE MAY 1, 1998

                                  SCHEDULE A-1

Effective May 1, 1998, the following Guaranteed Income Rider benefit reinsured hereunder must be exercised within 30 days immediately following an election date. Election of the Rider is irrevocable and may only be terminated as provided in the Rider. An election date is the seventh or later contract anniversary following the date the income benefit is elected or, in the case of a step-up of the Income Base, the seventh or later contract anniversary following the step-up date. The Income Benefit must be exercised by the later of
(a) the contract anniversary immediately prior to the annuitant's 85th birthday or (b) the tenth contract anniversary.

Upon exercise of the Income Benefit option:

A. The Income Benefit for annuitants with issue ages below age 76 is based on the Income Base, which is the aggregate net purchase payments applied to the contract, accumulated at six percent (6%) interest, minus adjustments for partial withdrawals.

B. The Income Benefit for annuitants with issue ages 76 to 85 is based on the Income Base, which is the aggregate net purchase payments applied to the contract, accumulated at four percent (4%) interest, minus adjustments for partial withdrawals.

C. Upon exercise of the Step Up feature, the Income Base is the Contract Value as of the Step Up date plus any subsequent payments accumulated at the rate specified in (A) or (B) above, minus adjustments for partial withdrawals subsequent to the Step Up date.

D. The Income Benefit is determined by applying the Income Base to the Monthly Income Factors to purchase a guaranteed lifetime income under the following
     Options:

          1. Life Annuity with a 10-year period certain as described in the Rider.

          2. Joint and Survivor with 20-year period certain as described in the Rider.

     The guaranteed annuity purchase rates are calculated using a 3% interest rate and mortality based on 1983 Table "a" projected at Scale G for 35 years.

E. The cost of providing the Income Benefit is the present value of the Income Benefit using an interest rate equal to [*] bps over the then current [*] year Treasury and mortality rates equal to the 1983 [*]. A load of [*] bps applies, for a net interest rate of [*] year treasuries minus [*]. A minimum treasury of [*] applies

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VEN 20, 21, 22, 23, 25, 26
TREATY EFFECTIVE JULY 1, 1995
AMENDMENT NO. 5 EFFECTIVE MAY 1, 1998

                                  SCHEDULE B-1
                             Effective May 1, 1998
            Contracts and Funds Subject to this Reinsurance Agreement

Form Number*                   Policy Description      Date
------------                 ----------------------   ------
Venture .001, Venture .003   Combination Fixed and    5/1/98
Venture .004, Venture .005   Variable Annuity
BR.001.98                    Guarantee Income Rider   5/1/98
G-BR.001.98

*    Includes all state variations of Venture 20, 21, 22, 23, 25, 26

                           Fund/Portfolio Description

VARIABLE FUNDS:

Pacific Rim Emerging Markets Trust
Science & Technology Trust
International Small Cap Trust
Emerging Growth Trust
Pilgrim Baxter Growth Trust
Small/Mid Cap Trust
International Stock Trust
Worldwide Growth Trust
Global Equity Trust
Small Company Value
Growth Trust
Equity Trust
Quantitative Equity Trust
Blue Chip Growth Trust
Real Estate Securities Trust
Value Trust
International Growth and Income
Growth and Income Trust
Equity-Income Trust
Balanced Trust
Aggressive Asset Allocation Trust
High Yield Trust
Moderate Asset Allocation Trust
Conservative Asset Allocation Trust
Strategic Bond Trust
Global Government Bond Trust
Capital Growth Bond Trust
Investment Quality Bond Trust
U.S. Government Securities Trust
Money Market Trust
Lifestyle Aggressive 1000 Trust
Lifestyle Growth 820 Trust
Lifestyle Balanced 640 Trust
Lifestyle Moderate 460 Trust
Lifestyle Conservative 280 Trust
Special Value Trust
Basic Value Trust
Developing Markets Trust

GUARANTEED FUNDS
One Year
Three Year
Five Year
Seven Year

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VEN 20, 21, 22, 23, 25, 26
TREATY EFFECTIVE JULY 1, 1995
AMENDMENT NO. 5 EFFECTIVE MAY 1, 1998

                                  SCHEDULE D-1
                              Reinsurance Premiums

The following reinsurance premiums shall apply to all contracts with purchase dates on or after May 1, 1998, except that for funds identified as guaranteed in Schedule B, there will be no minimum premium regardless of attained age:

1. The reinsurance premiums shall be based on the owner's age at the end of each quarter. MNA shall determine the owner's age at the time it prepares the quarterly exposure data submission for the variable annuity guaranteed death benefit, as set forth in Schedules E, attached hereto.

2. For the GMDB, the Adjusted Aggregate Contract Value is the sum of the contract values in all of MNA'S variable annuities subject to this Agreement, minus contract values attributable to amounts in excess of the maximum purchase amounts listed in Schedules A and A-1.

3. The amount at risk each quarter will be calculated as the reinsurance benefit for each variable annuity contract covered under this agreement. For determining the amount at risk, the guaranteed minimum death benefit and the contract value are calculated as the average of the values at the end of the current quarter and the end of the prior quarter. The amount at risk cannot fall below zero

4. The actual death benefit exposure will be calculated. A table of quarterly reinsurance rates will be applied to the exposure to determine the reinsurance premium. The actual quarterly premium is then subject to a minimum or maximum determined as basis points of Contract Value. Fund based charges, expressed as an annual rate are as follows:

                 Issue Age Less than 81
---------------------------------------------------------
               Minimum    Minimum    Maximum     Maximum
Attained Age    Annual   Quarterly    Annual    Quarterly
------------   -------   ---------   --------   ---------
  0 to 69        [*]        [*]        [*]         [*]
    70+          [*]        [*]        [*]         [*]

              Issue Ages 81 +
-----------------------------------------
Minimum    Minimum    Maximum    Maximum
 Annual   Quarterly    Annual   Quarterly
-------   ---------   -------   ---------
8.0 bps      [*]        [*]        [*]

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VEN 20, 21, 22, 23, 25, 26
TREATY EFFECTIVE JULY 1, 1995
AMENDMENT NO. 5 EFFECTIVE MAY 1, 1998

                             SCHEDULE D-1 Continued

5. For the GIR, the Average Aggregate Income Value is the sum of the Income Base in all of MNA'S annuities with the GIR subject to this Agreement, minus Income Bases attributable to amounts in excess of the maximum purchase amounts listed in Schedules A and A-1.

6. The premium rate for the GIR shall be equal to an annual rate of [*] of Average Aggregate Income Value, plus [*] of reserves attributable to the GIR, which shall not exceed an additional [*] of Average Aggregate Income Value from May 1, 1998 to June 30, 1999; [*] of Income Base from July 1, 1999 to June 30, 2000; and [*] of Income Base on or after July 1, 2000, held at the end of each calendar quarter.

                Quarterly Reinsurance Premium Rates for the GMDB
                       Exposure Based - Per $1,000 Exposed

AGES    Unisex
-----   ------
<35       [*]
35-39     [*]
40-44     [*]
45-49     [*]
50-54     [*]
55-59     [*]
60-64     [*]
65-69     [*]
70-74     [*]
75-79     [*]
80-84     [*]
85-89     [*]

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VEN 20, 21, 22, 23, 25, 26
TREATY EFFECTIVE JULY 1, 1995
AMENDMENT NO. 5 EFFECTIVE MAY 1, 1998

                                 AMENDMENT NO. 6
      to the Variable Annuity Reinsurance Agreement Effective July 1, 1995

                                     between

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                (hereinafter referred to as Connecticut General)

                                       and

            THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA
                        (hereinafter referred to as MNA)

It is agreed by the two companies as follows:

A. The Agreement shall terminate for all new business effective at midnight on June 30, 1998.

B. MNA shall no longer cede and Connecticut General will no longer accept reinsurance under this Agreement.

C. Reinsurance in force hereunder will continue to be governed by the terms and conditions of this Agreement until the termination or expiry of each reinsurance cession.

In witness whereof, this Amendment is signed in duplicate on the dates indicated at the home office of each company.

CONNECTICUT GENERAL LIFE                THE MANUFACTURERS LIFE INSURANCE
INSURANCE COMPANY                       COMPANY OF NORTH AMERICA


By: /s/ Karen A. Betancourt             By: /s/ Hugh McHaffie
    ---------------------------------       ------------------------------------
Date: 4-29-98                           Date: 4-28-98

THE MANUFACTURERS LIFE INSURANCE
COMPANY OF NORTH AMERICA
VEN 20, 21, 22, 23, 25, 26
TREATY EFFECTIVE JULY 1, 1995
AMENDMENT NO. 5 EFFECTIVE MAY 1, 1998

                                 AMENDMENT No. 7
      to the Variable Annuity Reinsurance Agreement Effective July 1, 1995

                                     between

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                       and

                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                                OF NORTH AMERICA

It is agreed by the two companies as follows:

1. The attached SCHEDULE B and SCHEDULE B-1 will be substituted for the corresponding schedule attached to this Agreement indicating new funds which have been added to the Agreement.

2.   This Amendment shall be effective May 1, 2000

In Witness whereof, this amendment is signed in duplicate on the dates included at the home office of each company.

CONNECTICUT GENERAL LIFE                THE MANUFACTURERS LIFE INSURANCE
INSURANCE COMPANY                       COMPANY OF NORTH AMERICA


By  /s/ illegible                       By  /s/ illegible
    ---------------------------------       ------------------------------------
Date  illegible                         Date  3/17/2000

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA      CIGNA REINSURANCE
VENTURE 20, 21, 22, 23 TREATY EFFECTIVE JULY 1, 1995            PREPARED 3/10/00
AMENDMENT NO. 7 EFFECTIVE MAY 1, 2000

                                   SCHEDULE B
            Contracts and Funds Subject to this Reinsurance Agreement

Form Number*                  Policy Description               Date
------------                  ------------------------------   ----
VENTURE .001, VENTURE .003,   Combination Fixed and Variable   4/87
VENTURE .005                  Annuity

*    includes all state variations of Venture 20, 21, 22, 23, 25, 26

Fund Date                                              Fund Description
---------                                 --------------------------------------
VARIABLE FUNDS:
Manufacturers Advisor Corporation
   October 4, 1994                        Pacific Rim Emerging Markets Trust
   October 4, 1994                        Quantitative Equity Trust
   April 30, 1987                         Real Estate Securities Trust
   June 18, 1985                          Money Market Trust
   January 1, 1997                        Lifestyle Aggressive 1000
   January 1, 1997                        Lifestyle Growth 820
   January 1, 1997                        Lifestyle Balanced 640
   January 1, 1997                        Lifestyle Moderate 460
   January 1, 1997                        Lifestyle Conservative 280
   May 1, 2000                            Total Stock Market Trust
   May 1, 2000                            500 Index Trust
   May 1, 2000                            Mid Cap Index Trust
   May 1, 2000                            Small Cap Index Trust
   May 1, 2000                            International Index Trust
T. Rowe Price Associates, Inc.
   January 1, 1997                        Science & Technology Trust
   December 11, 1992                      Blue Chip Growth Trust
   February 19, 1993                      Equity Income Trust
Founders Asset Management, Inc.
   March 4, 1996                          International Small cap Trust
   January 1, 1997                        Balanced Trust
Franklin Advisors, Inc.
   January 1, 1997                        Emerging Small Company Trust
AIM Capital Management, Inc.
   January 1, 1997                        Aggressive Growth Trust
   March 4, 1996                          All Cap Growth Trust
Capital Guardian Trust Company
   May 1, 1999                            Small Company Blend Trust
   May 1, 1999                            U.S. Large Cap Value Trust
   August 3, 1989                         Income & Value Trust
   August 3, 1989                         Diversified Bond Trust
Wellington Management Company, LLP
   May 1, 1999                            Mid Cap Stock Trust
   April 23, 1991                         Growth & Income Trust
   June 18, 1985                          Investment Quality Bond Trust
Fidelity Management Trust Company
   January 9, 1995                        Overseas Trust
   June 18, 1985                          Mid Cap Blend Trust
   August 3, 1989                         Large Cap Growth Trust

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA      CIGNA REINSURANCE
VENTURE 20, 21, 22, 23 TREATY EFFECTIVE JULY 1, 1995            PREPARED 3/10/00
AMENDMENT NO. 7 EFFECTIVE MAY 1, 2000

                                   SCHEDULE B
      Contracts and Funds Subject to this Reinsurance Agreement (Continued)

Fund Date                                              Fund Description
---------                                 --------------------------------------
VARIABLE FUNDS:
Rowe Price Fleming International, Inc.
   January 1, 1997                        International Stock Trust
Templeton Investment Counsel, Inc.
   May 1, 1999                            International Value Trust
Rosenberg
   October 1, 1997                        Small Company Value Trust
Morgan Stanley Asset Management, Inc.
   March 18, 1988                         Global Equity Trust
State Street Global Advisors
   July 15, 1996                          Growth Trust
Miller Anderson & Shepperd, LLP
   January 1, 1997                        High Yield Trust
   January 1, 1997                        Value Trust
Solomon Brothers Asset Management, Inc.
   February 19, 1993                      Strategic Bond Trust
   May 1, 1988                            U.S. Government Securities Trust
Pacific Investment Management Company
   March 18, 1988                         Global Bond Trust
   May 1, 1999                            Total Return Trust
Janus
   May 1, 2000                            Dynamic Growth Trust
Mitchell Hutchins
   May 1, 2000                            Tactical Allocation Trust
Munder Capital Management
   May 1, 2000                            Internet Technology Trust
Merrill Lynch
   October 13, 1997                       MLAM Basic Value Focus
   October 13, 1997                       MLAM Special Value Focus
   October 13, 1997                       MLAM Developing Capital Markets Focus
FIXED FUNDS:
   May 1, 1995                            One Year
   May 1, 1995                            Three Year
   May 1, 1995                            Five Year
   May 1, 1995                            Seven Year
   May 1, 1998                            Six Month DCA Account
   May 1, 1998                            Twelve Month DCA Account

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA      CIGNA REINSURANCE
VENTURE 20, 21, 22, 23 TREATY EFFECTIVE JULY 1, 1995            PREPARED 3/10/00
AMENDMENT NO. 7 EFFECTIVE MAY 1, 2000

                                  SCHEDULE B-1
            Contracts and Funds Subject to this Reinsurance Agreement

Form Number*                         Policy Description         Date
------------                  ------------------------------   ------
VENTURE .001, VENTURE .003,   Combination Fixed and Variable   5/1/98
VENTURE .004, VENTURE .005    Annuity
BR .001.98
G-BR .001.98                  Guaranteed Income Rider          5/1/98

*    includes all state variations of Venture 20, 21, 22, 23, 25, 26

Fund Date                                              Fund Description
---------                                 --------------------------------------
VARIABLE FUNDS:
Manufacturers Advisor Corporation
   October 4, 1994                        Pacific Rim Emerging Markets Trust
   October 4, 1994                        Quantitative Equity Trust
   April 30, 1987                         Real Estate Securities Trust
   June 18, 1985                          Money Market Trust
   January 1, 1997                        Lifestyle Aggressive 1000
   January 1, 1997                        Lifestyle Growth 820
   January 1, 1997                        Lifestyle Balanced 640
   January 1, 1997                        Lifestyle Moderate 460
   January 1, 1997                        Lifestyle Conservative 280
   May 1, 2000                            Total Stock Market Trust
   May 1, 2000                            500 Index Trust
   May 1, 2000                            Mid Cap Index Trust
   May 1, 2000                            Small Cap Index Trust
   May 1, 2000                            International Index Trust
T. Rowe Price Associate, Inc.
   January 1, 1992                        Science  & Technology Trust
   December 11, 1992                      Blue Chip Growth Trust
   February 19, 1993                      Equity Income Trust
Founders Asset Management, Inc.
   March 4, 1996                          International Small Cap Trust
   January 1, 1997                        Balanced Trust
Franklin Advisors, Inc.
   January 1, 1997                        Emerging Small Company Trust
AIM Capital Management, Inc.
   January 1, 1997                        Aggressive Growth Trust
   March 4, 1996                          All Cap Growth Trust
Capital Guardian Trust Company
   May 1, 1999                            Small Company Blend Trust
   May 1, 1999                            U.S. Large Cap Value Trust
   August 3, 1989                         Income & Value Trust
   August 3, 1989                         Diversified Bond Trust
Wellington Management Company, LLP
   May 1, 1999                            Mid Cap Stock Trust
   April 23, 1991                         Growth & Income Trust
   June 18, 1985                          Investment Quality Bond Trust

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA      CIGNA REINSURANCE
VENTURE 20, 21, 22, 23 TREATY EFFECTIVE JULY 1, 1995            PREPARED 3/10/00
AMENDMENT NO. 7 EFFECTIVE MAY 1, 2000

                                  SCHEDULE B-1
      Contracts and Funds subject to this Reinsurance Agreement (Continued)

Fund Date                                  Fund Description
---------                                  ----------------
VARIABLE FUNDS:
Fidelity Management Trust Company
   January 9, 1995                         Overseas Trust
   June 18, 1985                           Mid Cap Blend Trust
   August 3, 1989                          Large Cap Growth Trust
Rowe Price - Fleming International, Inc.
   January 1, 1997                         International Stock Trust
Templeton Investment Counsel, Inc.
   May 1, 1999                             International Value Trust
Rosenberg
   October 1, 1997                         Small Company Value Trust
Morgan Stanley Asset Management, Inc.
   March 18, 1988                          Global Equity Trust
State Street Global Advisors
   July 15, 1996                           Growth Trust
Miller Anderson & Shepperd, LLP
   January 1, 1997                         High Yield Trust
   January 1, 1997                         Value Trust
Salomon Brothers Asset Management, Inc.
   February 19, 1993                       Strategic Bond Trust
   May 1, 1988                             U.S. Government Securities Trust
Pacific Investment Management Company
   March 18, 1988                          Global Bond Trust
   May 1, 1999                             Total Return Trust
Janus
   May 1, 2000                             Dynamic Growth Trust
Mitchell Hutchins
   May 1, 2000                             Tactical Allocation Trust
Munder Capital Management
   May 1, 2000                             Internet Technology Trust
Merrill Lynch
   October 13, 1997                        MLAM Basic Value Focus
   October 13, 1997                        MLAM Special Value Focus
   October 13, 1997                        MLAM Developing Capital Markets Focus
FIXED FUNDS:
   May 1, 1995                             One Year
   May 1, 1995                             Three Year
   May 1, 1995                             Five Year
   May 1, 1995                             Seven Year
   May 1, 1998                             Six Month DCA Account
   May 1, 1998                             Twelve Month DCA Account

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA      CIGNA REINSURANCE
VENTURE 20, 21, 22, 23 TREATY EFFECTIVE JULY 1, 1995          PREPARED 3/10/00
AMENDMENT NO. 7 EFFECTIVE MAY 1, 2000

                                 AMENDMENT No. 8
      to the Variable Annuity Reinsurance Agreement Effective July 1, 1995

                                     between

                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                                       and

                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                                OF NORTH AMERICA

It is agreed by the two companies as follows:

1. The attached SCHEDULE B and SCHEDULE B-1 will be substituted for the corresponding schedule attached to this Agreement indicating the new fund which has been added to the Agreement.

2.   This Amendment shall be effective November 1, 2000

In Witness whereof, this amendment is signed in duplicate on the dates included at the home office of each company.

CONNECTICUT GENERAL LIFE INSURANCE      THE MANUFACTURERS LIFE INSURANCE
COMPANY                                 COMPANY OF NORTH AMERICA


By /s/ illegible                        By /s/ illegible
   ----------------------------------      -------------------------------------
Date 11/3/00                            Date 10/2/00

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA      CIGNA REINSURANCE
VENTURE 20, 21, 22, 23 TREATY EFFECTIVE JULY 1, 1995           PREPARED 9/27/00
AMENDMENT NO. 8 EFFECTIVE November 1, 2000

                                   SCHEDULE B
           Contracts and Funds Subject to this Reinsurance Agreement

Form Number*                       Policy Description        Date
------------                ------------------------------   ----
VENTURE.001, VENTURE.003,   Combination Fixed and Variable   4/87
VENTURE.005                 Annuity

*    includes all state variations of Venture 20, 21, 22, 23, 25, 26

Fund Date                                     Fund Description
---------                            ----------------------------------
VARIABLE FUNDS:
Manufacturers Advisor Corporation
   October 4, 1994                   Pacific Rim Emerging Markets Trust
   October 4, 1994                   Quantitative Equity Trust
   April 30, 1987                    Real Estate Securities Trust
   June 18, 1985                     Money Market Trust
   January 1, 1997                   Lifestyle Aggressive 1000
   January 1, 1997                   Lifestyle Growth 820
   January 1, 1997                   Lifestyle Balanced 640
   January 1, 1997                   Lifestyle Moderate 460
   January 1, 1997                   Lifestyle Conservative 280
   May 1, 2000                       Total Stock Market Trust
   May 1, 2000                       500 Index Trust
   May 1, 2000                       Mid Cap Index Trust
   May 1, 2000                       Small Cap Index Trust
   May 1, 2000                       International Index Trust
T. Rowe Price Associates, Inc.
   January 1, 1997                   Science & Technology Trust
   December 11, 1992                 Blue Chip Growth Trust
   February 19, 1993                 Equity Income Trust
Founders Asset Management, Inc.
   March 4, 1996                     International Small Cap Trust
   January 1, 1997                   Balanced Trust
Franklin Advisers, Inc.
   January 1, 1997                   Emerging Small Company Trust
AIM Capital Management, Inc.
   January 1, 1997                   Aggressive Growth Trust
   March 4, 1996                     All Cap Growth Trust
Capital Guardian Trust Company
   May 1, 1999                       Small Company Blend Trust
   May 1, 1999                       U.S. Large Cap Value Trust
   August 3, 1989                    Income & Value Trust
   August 3, 1989                    Diversified Bond Trust
Wellington Management Company, LLP
   May 1, 1999                       Mid Cap Stock Trust
   April 23, 1991                    Growth & Income Trust
   June 18, 1985                     Investment Quality Bond Trust
Fidelity Management Trust Company
   January 9, 1995                   Overseas Trust
   June 18, 1985                     Mid Cap Blend Trust
   August 3, 1989                    Large Cap Growth Trust

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA      CIGNA REINSURANCE
VENTURE 20, 21, 22, 23 TREATY EFFECTIVE JULY 1, 1995           PREPARED 9/27/00
AMENDMENT NO. 8 EFFECTIVE NOVEMBER 1, 2000

                                   SCHEDULE B
      Contracts and Funds Subject to this Reinsurance Agreement (Continued)

Fund Date                                          Fund Description
---------                                  --------------------------------
VARIABLE FUNDS:
Rowe Price - Fleming International, Inc.
   January 1, 1997                         International Stock Trust
Templeton Investment Counsel, Inc.
   May 1, 1999                             International Value Trust
Rosenberg
   October 1, 1997                         Small Company Value Trust
Morgan Stanley Asset Management, Inc.
   March 18, 1988                          Global Equity Trust
State Street Global Advisors
   July 15, 1996                           Growth Trust
Miller Anderson & Shepperd, LLP
   January 1, 1997                         High Yield Trust
   January 1, 1997                         Value Trust
Salomon Brothers Asset Management, Inc.
   February 19, 1993                       Strategic Bond Trust
   May 1, 1988                             U.S. Government Securities Trust
Pacific Investment Management Company
   March 18, 1988                          Global Bond Trust
   May 1, 1999                             Total Return Trust
Janus
   May 1, 2000                             Dynamic Growth Trust
Mitchell Hutchins
   May 1, 2000                             Tactical Allocation Trust
Munder Capital Management
   May 1, 2000                             Internet Technology Trust
Jennison Associates LLC
   November 1, 2000                        Capital Appreciation Trust
Merrill Lynch
   October 13, 1997                        MLAM Basic Value Focus
   October 13, 1997                        MLAM Special Value Focus
   October 13, 1997                        MLAM Developing Capital Markets Focus
FIXED FUNDS:
   May 1, 1995                             One Year
   May 1, 1995                             Three Year
   May 1, 1995                             Five Year
   May 1, 1995                             Seven Year
   May 1, 1998                             Six Month DCA Account
   May 1, 1998                             Twelve Month DCA Account

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA      CIGNA REINSURANCE
VENTURE 20, 21, 22, 23 TREATY EFFECTIVE JULY 1, 1995           PREPARED 9/27/00
AMENDMENT NO. 8 EFFECTIVE NOVEMBER 1, 2000

                                  SCHEDULE B-1
            Contracts and Funds Subject to this Reinsurance Agreement

Form Number*                      Policy Description          Date
------------                ------------------------------   ------
VENTURE.001, VENTURE.003,   Combination Fixed and Variable   5/1/98
VENTURE.004, VENTURE.005    Annuity
BR.001.98
G-BR.001.98                 Guaranteed Income Rider          5/1/98

*    includes all state variations of Venture 20, 21, 22, 23, 25, 26

Fund Date                                             Fund Description
---------                                   -------------------------------------
VARIABLE FUNDS:
Manufacturers Advisor Corporation
   October 4, 1994                          Pacific Rim Emerging Markets Trust
   October 4, 1994                          Quantitative Equity Trust
   April 30, 1987                           Real Estate Securities Trust
   June 18, 1985                            Money Market Trust
   January 1, 1997                          Lifestyle Aggressive 1000
   January 1, 1997                          Lifestyle Growth 820
   January 1, 1997                          Lifestyle Balanced 640
   January 1, 1997                          Lifestyle Moderate 460
   January 1, 1997                          Lifestyle Conservative 280
   May 1, 2000                              Total Stock Market Trust
   May 1, 2000                              500 Index Trust
   May 1, 2000                              Mid Cap Index Trust
   May 1, 2000                              Small Cap Index Trust
   May 1, 2000                              International Index Trust
T. Rowe Price Associates, Inc.
   January 1, 1997                          Science & Technology Trust
   December 11, 1992                        Blue Chip Growth Trust
   February 19, 1993                        Equity Income Trust
Founders Asset Management, Inc.
   March 4, 1996                            International Small Cap Trust
   January 1, 1997                          Balanced Trust
Franklin Advisers, Inc.
   January 1, 1997                          Emerging Small Company Trust
AIM Capital Management, Inc.
   January 1, 1997                          Aggressive Growth Trust
   March 4, 1996                            All Cap Growth Trust
Capital Guardian Trust Company
   May 1, 1999                              Small Company Blend Trust
   May 1, 1999                              U.S. Large Cap Value Trust
   August 3, 1989                           Income & Value Trust
   August 3, 1989                           Diversified Bond Trust
Wellington Management Company, LLP
   May 1, 1999                              Mid Cap Stock Trust
   April 23, 1991                           Growth & Income Trust
   June 18, 1985                            Investment Quality Bond Trust

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA      CIGNA REINSURANCE
VENTURE 20, 21, 22, 23 TREATY EFFECTIVE JULY 1, 1995           PREPARED 9/27/00
AMENDMENT NO. 8 EFFECTIVE NOVEMBER 1, 2000

                                  SCHEDULE B-1
      Contracts and Funds Subject to this Reinsurance Agreement (Continued)

Fund Date                                             Fund Description
---------                                   -------------------------------------
VARIABLE FUNDS:
Fidelity Management Trust Company
   January 9, 1995                          Overseas Trust
   June 18, 1985                            Mid Cap Blend Trust
   August 3, 1989                           Large Cap Growth Trust
Rowe Price - Fleming International, Inc.
   January 1, 1997                          International Stock Trust
Templeton Investment Counsel, Inc.
   May 1, 1999                              International Value Trust
Rosenberg
   October 1, 1997                          Small Company Value Trust
Morgan Stanley Asset Management, Inc.
   March 18, 1988                           Global Equity Trust
State Street Global Advisors
   July 15, 1996                            Growth Trust
Miller Anderson & Shepperd, LLP
   January 1, 1997                          High Yield Trust
   January 1, 1997                          Value Trust
Salomon Brothers Asset Management, Inc.
   February 19, 1993                        Strategic Bond Trust
   May 1, 1988                              U.S. Government Securities Trust
Pacific Investment Management Company
   March 18, 1988                           Global Bond Trust
   May 1, 1999                              Total Return Trust
Janus
   May 1, 2000                              Dynamic Growth Trust
Mitchell Hutchins
   May 1, 2000                              Tactical Allocation Trust
Munder Capital Management
   May 1, 2000                              Internet Technology Trust
Jennison Associates LLC
   November 1, 2000                         Capital Appreciation Trust
Merrill Lynch
   October 13, 1997                         MLAM Basic Value Focus
   October 13, 1997                         MLAM Special Value Focus
   October 13, 1997                         MLAM Developing Capital Markets Focus
FIXED FUNDS:
   May 1, 1995                              One Year
   May 1, 1995                              Three Year
   May 1, 1995                              Five Year
   May 1, 1995                              Seven Year
   May 1, 1998                              Six Month DCA Account
   May 1, 1998                              Twelve Month DCA Account

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA      CIGNA REINSURANCE
VENTURE 20, 21, 22, 23 TREATY EFFECTIVE JULY 1, 1995           PREPARED 9/27/00
AMENDMENT NO. 8 EFFECTIVE NOVEMBER 1, 2000